UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

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☐	Soliciting Material under §240.14a-12

ALTISOURCE PORTFOLIO SOLUTIONS S.A.

(Name of Registrant as Specified in its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.ProxyVote.com or request a paper copy of the materials, which will contain the appropriate instructions. Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number Your Vote Counts! For complete information and to vote, visit www.ProxyVote.com Control # V68076-P29343 ALTISOURCE PORTFOLIO SOLUTIONS S.A. 2025 Annual General Meeting Vote by May 12, 2025 3:59 PM ET Vote in Person at the Meeting* May 13, 2025 9:00 AM CET ALTISOURCE PORTFOLIO SOLUTIONS S.A. 33, Boulevard Prince Henri L-1724 Luxembourg City Grand Duchy of Luxembourg You invested in ALTISOURCE PORTFOLIO SOLUTIONS S.A. and it’s time to vote! You have the right to vote on proposals being presented at the Annual General Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on May 13, 2025. Get informed before you vote View the Notice, Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 29, 2025. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

ALTISOURCE PORTFOLIO SOLUTIONS S.A.

2025 Annual General Meeting
Vote by May 12, 2025
3:59 PM ET

Voting Items		Board Recommends
1.	Election of Directors	
1a.	John G. Aldridge, Jr.	For
1b.	Mary C. Hickok	For
1c.	Wesley G. Iseley	For
1d.	Joseph L. Morettini	For
1e.	Roland Müller-Ineichen	For
1f.	William B. Shepro	For
1g.	Matthew Winkler	For
2.	Proposal to approve the appointment of RSM US LLP as our independent registered public accounting firm for the year ending December 31, 2025 and until our 2026 annual general meeting of shareholders, and the appointment of Atwell S.à.r.l. as our certified auditor (Réviseur d'Entreprises) for the same period	For
3.	Proposal to approve our Luxembourg Annual Accounts for the year ended December 31, 2024 and consolidated financial statements prepared in accordance with International Financial Reporting Standards (the "Consolidated Accounts" and, together with the Luxembourg Annual Accounts, the "Luxembourg Statutory Accounts") as of and for the year ended December 31, 2024	For
4.	Proposal to receive and approve our Directors' report for the Luxembourg Statutory Accounts for the year ended December 31, 2024 and to receive our supervisory auditor's (Commissaire aux Comptes) report for the Luxembourg Annual Accounts for the same period	For
5.	Proposal to allocate the results in the Luxembourg Annual Accounts for the year ended December 31, 2024	For
6.	Proposal to discharge each of our Directors for the performance of their mandate for the year ended December 31, 2024 and our supervisory auditor (Commissaire aux Comptes) for the performance of her mandate for the same period	For
7.	Proposal to approve, on a non-binding advisory basis, the compensation of our Named Executive Officers as disclosed in the proxy statement	For

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

V68077-P29343

*If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.ProxyVote.com or request a paper copy of the materials, which will contain the appropriate instructions. Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number Your Vote Counts! For complete information and to vote, visit www.ProxyVote.com Control # V68078-P29343 ALTISOURCE PORTFOLIO SOLUTIONS S.A. 2025 Extraordinary General Meeting Vote by May 12, 2025 3:59 PM ET Vote in Person at the Meeting* May 13, 2025 9:30 AM CET ALTISOURCE PORTFOLIO SOLUTIONS S.A. 33, Boulevard Prince Henri L-1724 Luxembourg City Grand Duchy of Luxembourg You invested in ALTISOURCE PORTFOLIO SOLUTIONS S.A. and it’s time to vote! You have the right to vote on proposals being presented at the Extraordinary General Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on May 13, 2025. Get informed before you vote View the Notice and Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 29, 2025. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Vote at www.ProxyVote.com V68079-P29343 Voting Items Board Recommends 1. Proposal to approve an amendment to Article 5 of the Company’s Amended and Restated Articles of Incorporation (the “Articles”) to consolidate eighty-eight million nine hundred fifty-one thousand nine hundred twenty-five (88,951,925) shares of the Company’s common stock without designation of nominal value into eleven million one hundred eighteen thousand nine hundred ninety (11,118,990) shares of the Company’s common stock without designation of nominal value, on the basis of a ratio of one (1) post-consolidation share of the Company’s common stock for every eight (8) outstanding pre-consolidation shares of the Company’s common stock (the “Share Consolidation”), and to authorize the Board of Directors of the Company to proceed with all formalities to effect the Share Consolidation For 2. Proposal to approve an amendment to Article 5 of the Articles to decrease the share capital of the Company by an amount of seven hundred seventy-eight thousand three hundred twenty-nine dollars and thirty-five cents (USD 778,329.35) without cancellation of the outstanding Company’s common stock post-Consolidation, by decreasing the par value of the existing shares of the Company’s common stock, in order to bring the share capital of the Company from its current amount of eight hundred eighty-nine thousand five hundred nineteen dollars and twenty-five cents (USD 889,519.25) to an amount of one hundred eleven thousand one hundred eighty-nine dollars and ninety cents (USD 111,189.90) represented by eleven million one hundred eighteen thousand nine hundred ninety (11,118,990) shares of the Company’s common stock without designation of nominal value, and by allocating such amount deriving from the share capital decrease to the share premium account of the Company For 3. Proposal to approve amendments to Articles 20 and 23 of the Articles to establish a minimum quorum requirement of at least thirty-three and one-third percent (33 1/3%) of the issued and outstanding shares entitled to vote for all general meetings of shareholders and any extraordinary meeting at which no quorum is required, in each case, per Nasdaq Stock Market Rule 5620(c) For 4. Proposal to approve minor administrative updates to the Articles to streamline internal governance processes For NOTE: Such other business as may properly come before the meeting or any adjournment thereof. ALTISOURCE PORTFOLIO SOLUTIONS S.A. 2025 Extraordinary General Meeting Vote by May 12, 2025 3:59 PM ET THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.